Exhibit 10.1

AMENDED AND RESTATED
INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “Agreement”), dated as of March 21st 2005, is made by and among WELLS FARGO FOOTHILL, INC., a California corporation (formerly known as Foothill Capital Corporation), as agent for the Lenders (“Agent”), SILICON GRAPHICS, INC., a Delaware corporation (“Parent”), and SILICON GRAPHICS FEDERAL, INC., a Delaware corporation (together with Parent, the “Borrowers”), with respect to the following facts:

A.                                   Each Borrower has adopted certain trademarks and service marks, as identified herein and in Schedule A annexed hereto and made a part hereof, and

B.                                     Each Borrower is the owner and holder of certain patents, patent applications, inventions and trade secret information, as identified herein and in Schedule B annexed hereto and made a part hereof.

C.                                     Each Borrower is the owner of the copyrights in certain works of authorship, as described herein and in Schedule C annexed hereto and made a part hereof.

D.                                    Each Borrower, Agent and the Lenders party thereto have entered into that certain Loan and Security Agreement dated as of April 10, 2001, which was amended and restated by that certain Amended and Restated Loan and Security Agreement by and among the same parties and Documentation Agent (as from time to time amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), pursuant to which the Lender Group has agreed to extend credit to or for the account of Borrowers in the form of a revolving credit facility, and each Borrower granted to Agent, for the benefit of the Lender Group a security interest in substantially all of each Borrower’s assets as security for all obligations and liabilities of the Borrowers for payment and performance under, arising out of or in connection with the Loan Documents (all of such obligations and liabilities being hereinafter referred to as the “Obligations”).  Capitalized terms which are used herein but not otherwise defined, shall have the meaning ascribed to them in the Loan Agreement.

E.                                      Each Borrower granted to Agent, for the benefit of the Lender Group, a security interest in the “IP Collateral,” as defined in and pursuant to that certain  Intellectual Property Security Agreement dated November 9, 2001 by and among the parties hereto (the “Original Intellectual Property Security Agreement”).

F.                                      To induce the Lender Group to enter into that certain Amendment Number Thirteen to the Loan Agreement, dated as of March 7, 2005, by and among the parties hereto, and to accept all of the Loan Documents, and to continue to make advances and otherwise continue to extend credit to the Borrowers thereunder, each Borrower has agreed to secure the payment and performance of the Obligations and to accomplish same by amending and restating the Original Intellectual Property Security Agreement and executing and delivering to Agent, for the benefit of the Lender Group (i) this Agreement, (ii) the forms of Security Interest in trademarks, (iii) the forms of Security Interest in patents, (iv) the forms of Security Interest in copyrights, (v) the Powers of Attorney for patents, (vi) the Powers of Attorney for trademarks,

(vii) the Powers of Attorney for copyrights, and (viii) any and all other documents which Agent deems necessary to protect the Lender Group’s interests hereunder or with respect to the Obligations.

NOW, THEREFORE, IT IS AGREED that, for and in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as collateral security for the prompt payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, the parties hereto agree that the Original Intellectual Property Security Agreement is hereby amended and restated in its entirety pursuant to this Agreement, and each Borrower hereby pledges and grants to Agent, for the benefit of the Lender Group, a lien and security interest in and to the following property and interests in property, whether now owned by such Borrower or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as “Intellectual Property Collateral”):

(a)  all of such Borrower’s right, title and interest in and to trademarks, trade names, trade styles, service marks, logos, emblems, prints and labels, all elements of package or trade dress of goods, and all general intangibles of like nature, now existing or hereafter adopted or acquired by such Borrower, together with the goodwill of such Borrower’s business connected with the use thereof and symbolized thereby, and all registration applications, registrations and recordings thereof, including, without limitation, registration applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by such Borrower, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with all extensions, renewals and corrections thereof and all licenses thereof or pertaining thereto (but with respect to any such license, only to the extent permitted by the applicable licensing agreement) (all of the foregoing assets encompassed by this subparagraph 1(a) being hereinafter collectively referred to as the “Trademarks”);

(b)  all of such Borrower’s right, title and interest in and to all inventions and letters patent and registration applications therefore, and all registrations and recordings thereof, including, without limitation, registration applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by such Borrower, including, but not limited to, those described in Schedule B annexed hereto and made a part hereof, together with all re-examinations, reissues, continuations, continuations-in-part, divisions, improvements and extensions thereof and all licenses thereof or pertaining thereto and all licenses of patent rights to such Borrower now in effect or entered into during the term of this Agreement (but with respect to any such license, only to the extent permitted by the applicable licensing agreement) and the rights to make, use and sell, and all other rights with respect to, the inventions disclosed or claimed therein, all inventions, designs, proprietary or technical information, know-how, other data or information, software, databases, all embodiments or fixations thereof and related documentation, all information having value in connection with such Borrower’s business and all other trade secret rights not described above (all of the foregoing assets encompassed by this subparagraph 1(b) being hereinafter collectively referred to as the “Patents”);

(c)  all of such Borrower’s right, title and interest in and to copyrights in works of authorship of any kind, and all registration applications, registrations and recordings thereof in the Office of the United States Register of Copyrights, Library of Congress, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by such Borrower, including, but not limited to, those described in Schedule C annexed  hereto and made a part hereof, together with all extensions, renewals, reversionary rights, and corrections thereof and all licenses thereof or pertaining thereto (but with respect to any such license, only to the extent permitted by the applicable licensing agreement) (all of the foregoing assets encompassed by this subparagraph 1(c) hereinafter collectively referred to as the “Copyrights”);

(d)  all of such Borrower’s customer lists and other records of such Borrower relating to the distribution of products bearing, constituting or incorporating the Trademarks, Patents and Copyrights; and

(e)  the proceeds and products, whether tangible or intangible, of any of the foregoing, including (w) proceeds from any claims by such Borrower against third parties for past, present or future infringement of the Trademarks, Patents or Copyrights and any royalties from licenses to third parties of the Trademarks, Patents or Copyrights, (x) proceeds of insurance covering any or all of the foregoing, and (y) any and all money, deposit accounts, or other tangible or intangible property, solely to the extent, in the case of each of the foregoing clauses (w) and (x), resulting from the sale, exchange, collection or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; provided, however, that the Intellectual Property Collateral shall not include such General Intangibles:  (i) which cannot be subject to a consensual security interest in favor of Agent without the consent of the licensor or other party thereto, (ii) as to which any such restriction described in clause (i) is effective and enforceable under applicable law including Section 9408 of the Code, and (iii) to which such consent described in clause (i) has not been obtained by the party granting the security interest.

1.                                       Each Borrower hereby represents, warrants, covenants and agrees as follows:

(a)                                  Each Borrower has the sole, full and clear title to the Trademarks for the goods and services with which the Trademarks are used (except for Permitted Liens and as provided in paragraph 1(g) below and in Schedule A attached hereto).  The registrations of the Trademarks are valid and subsisting and in full force and effect.  Each Borrower has not granted a license or otherwise agreed to allow any third party to use any Trademark (except in the ordinary course of business consistent with such Borrower’s business judgment).  Borrower has used and will continue to use for the duration of this Agreement standards of quality in the manufacture of products sold under the Trademarks that are at least equal to those standards in effect as of the date of this Agreement to the extent that the failure to do so would cause a Material Adverse Change.

(b)                                 Each Borrower (either itself or through its licensees) will continue to use the Trademarks on its current lines of goods as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force and effect, in the ordinary course of business, and each Borrower will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated (except in the ordinary course of business consistent with such Borrower’s business judgment).

(c)                                  Each Borrower has the sole, full and clear title to the Patents shown on Schedule B hereto and such Patents are valid and subsisting and in full force and effect and have not been adjudged or, to such Borrower’s knowledge, claimed invalid or unenforceable in whole or in part (except for Permitted Liens and as provided in paragraph l(g) below and in Schedule B attached hereto).  Each Borrower has not granted a license or otherwise agreed to allow any third party to use any Patent (except in the ordinary course of business consistent with such Borrower’s business judgment).  Each Borrower shall diligently prosecute any patent application now pending or acquired or made by it during the term of this Agreement, and shall preserve and maintain all rights of any kind in the Patents, which, in each case, such Borrower believes in its reasonable business judgment are in the best business interests of such Borrower.  Each Borrower believes that none of the Patents has been abandoned or dedicated and such Borrower will not do any act, or omit to do any act, nor permit any licensee thereof to do any act whereby any Patent may become abandoned or dedicated, except and to the extent Borrower believes in its reasonable business judgment that such action or inaction is in the best business interest of such Borrower including discretion to make Patents available to the “open source community”; and if it knows or has reason to believe that any material Patent has become or may become abandoned or dedicated, it shall notify Agent within thirty (30) days following the date Borrower first knows or first has reason to believe that such material patent has become or may become abandoned or dedicated.

(d)                                 Each Borrower (either itself or through its licensees) will place appropriate notice of Copyright on all copies embodying copyrighted works covered by the copyright which are publicly distributed and such Borrower will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated or dedicated to the public domain, except and to the extent Borrower believes in its reasonable business judgment that such action or inaction is in the best interest of such Borrower including discretion to make Copyrights available to the “open source community.”

(e)                                  Each Borrower will promptly perform all acts and execute all documents, including, without limitation, grants of security in forms acceptable to Agent and suitable for recording with (i) the United States Patent and Trademark Office and the United States Register of Copyrights, and (ii) the appropriate offices and agencies of foreign jurisdictions reasonably requested by Agent at any time to evidence, perfect, maintain, record or enforce the Lender Group’s security interest in the Intellectual Property Collateral or otherwise in furtherance of the provisions of this Agreement.  Each Borrower hereby authorizes Agent to execute and file one or more financing statements (and any similar documents) or copies thereof or of this Agreement with respect to the Intellectual Property Collateral (with a copy sent to the applicable Borrower).

(f)                                    In the event that any Borrower, either itself or through any subsidiary, affiliate, agent, employee, licensee or designee, shall file an application for the issuance of any Patent or registration of any Trademark with the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or for the registration of any Copyright with the United States Register of Copyrights, or for the registration of any Patent, Trademark or Copyright in any similar office or agency of any country or political subdivision thereof throughout the world, or shall obtain issuance of any Patent or registration of any Trademark or Copyright previously applied for, or shall adopt, acquire or obtain rights to any new trademark, patent application or work for which a copyright application has been or is expected to be filed, or become entitled to the benefit of any patent application or any patent or any part thereof for reissue, re-examination, continuation, continuation-in-part, division, improvement or extension, the applicable Borrower shall (i) inform Agent of any such event or action in semi-annual reports which Borrowers shall deliver to Agent concurrently with the delivery to Agent of the respective quarterly financial information pursuant to the Loan Agreement, and (ii) execute and deliver any and all assignments, agreements, instruments, documents and papers as are necessary or appropriate or as Agent may reasonably request to evidence the Lender Group’s security interest in such Trademark, Patent or Copyright and the goodwill and general intangibles of Borrowers relating thereto or represented thereby (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law).  Each Borrower hereby constitutes Agent, or Agent’s agent, its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are indefeasibly paid in full.  Each Borrower authorizes the amendment of the schedules hereto to include any future Trademark, Patent or Copyright registrations or applications which may be acquired or made by such Borrower.

(g)                                 Each Borrower has the authority, right and power to enter into this Agreement and to perform its terms and to grant the security interest herein granted, and has not entered and will not enter into any oral or written agreements which would prevent such Borrower from complying with the terms hereof, provided, however, each Borrower may enter into or maintain in effect such non-exclusive license agreements with respect to the Intellectual Property Collateral as such Borrower believes in its reasonable business judgment are in the best interest of such Borrower’s business, so long as any such license agreement does not prohibit the assignment thereof to Agent, for the benefit of the Lender Group.  The Intellectual Property Collateral is not, to any Borrower’s knowledge, now, and at all times will not be, subject to any liens (other than Permitted Liens), charges, mortgages, assignments, security interests,  except in favor of the Lender Group; provided, however, each Borrower may enter into such non-exclusive license agreements with respect to the Intellectual Property Collateral as such Borrower believes in its reasonable business judgment are in the best interest of such Borrower’s business, so long as any such license agreement does not prohibit the assignment thereof to Agent, for the benefit of the Lender Group.  To the best knowledge of each Borrower, none of the Intellectual Property

Collateral is subject to any claims of any other party, except as may be indicated on Schedules A, B and C to this Agreement.

(h)                                 Except for Permitted Liens, or as may be indicated on Schedule D to this Agreement, or to the extent that Agent upon prior written notice from Borrowers, shall consent, no Borrower will assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, grant an exclusive license, or otherwise dispose of any of the Intellectual Property Collateral, and nothing in this Agreement shall be deemed a consent by Agent to any such action except as expressly permitted herein.  Agent agrees to expeditiously release its interests in any assets set forth on Schedule D that are transferred in accordance with this subsection (h).

(i)                                     As of the date hereof, no Borrower has any Trademarks, Patents or Copyrights registered, or which are the subject of any pending application, in the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or the United States Register of Copyrights, or in any similar office or agency of any country or political subdivision thereof throughout the world, other than those identified in Schedules A, B and C hereto and other than those Trademarks, Patents and Copyrights which collectively are not material to the business and operations of either Borrower.

(j)                                     Each Borrower will in its business judgment take commercially reasonable steps in any proceeding before the United States Patent and Trademark Office, United States Register of Copyrights or similar office or agency of the United States or any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, to maintain each registration application and registration of the Intellectual Property Collateral, including, without limitation, filing of renewals, extensions, affidavits of use and incontestability, and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 1(b) and 1(c) hereof).  Each Borrower shall notify Agent promptly in writing if any material registration application or registration relating to any Intellectual Property Collateral may become abandoned or dedicated or subject to an adverse final determination in any proceeding in the United States Patent and Trademark Office or United States Register of Copyrights or in any similar office or agency of any country or political subdivision thereof throughout the world or in any court regarding such Borrower’s ownership of such Patent or Trademark, its right to register same, or to keep or maintain the validity of same.

(k)                                  In the event that any Borrower acquires actual knowledge that any Trademark, Patent or Copyright is infringed, misappropriated or diluted by a third party, such Borrower shall promptly sue for infringement, misappropriation and/or dilution and to obtain injunctive relief and recover damages therefore, unless such Borrower shall determine in its reasonable business judgment that such suit is not in the best interest of such Borrower’s business, and the applicable Borrower shall take such other actions reasonably required to protect such Trademark, Patent or Copyright as such Borrower shall deem appropriate in its reasonable business judgment under the circumstances.  Upon and during the continuance of an Event of Default, Agent shall have the right, but in no way shall be obligated, to bring suit in its own name to enforce the Trademarks, Patents and Copyrights and any licenses thereunder, in which event the applicable Borrower shall, at the request of Agent, do any and all lawful acts requested by Agent and execute any and all documents required by Agent to aid such enforcement, and the applicable Borrower shall, upon demand, promptly reimburse and indemnify Agent for all costs and expenses incurred in such enforcement.

2.                                       Upon the occurrence and during the continuance of an Event of Default, Agent may, except to the extent otherwise expressly provided or required below, do any one or more of the following, all of which are authorized by each Borrower, in addition to all other rights and remedies provided for in the Loan Documents, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without (except as provided herein or in the other Loan Documents) notice to, or consent by, any Borrower:

(a)                                  Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the applicable Borrower in, to and under any one or more license agreements with respect to the Intellectual Property Collateral, and take or refrain from taking any action under any thereof, and each Borrower hereby releases Agent from, and agrees to hold Agent free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement except for such claims that a court of competent jurisdiction finally determines to have arisen from the gross negligence or willful misconduct of Agent;

(b)                                 Agent may, at any time and from time to time, upon ten (10) days’ prior notice to Borrowers, assign, sell, or otherwise dispose of the Intellectual Property Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Intellectual Property Collateral or any part of it, and do all other acts and things for completing the assignment, sale or disposition which Agent shall, in its sole discretion, deem appropriate or proper;

(c)                                  In addition to the foregoing, in order to implement the assignment, sale, license or other disposal of any of the Intellectual Property Collateral pursuant to subparagraphs 2(a) and (b) hereof, Agent may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 3 hereof (such authority becoming effective upon an Event of Default), execute and deliver on behalf of any Borrower one or more instruments of assignment, sale, license or other disposition of the Intellectual Property Collateral.  Each Borrower agrees to pay when due all reasonable costs incurred in any such transfer of the Intellectual Property Collateral, including any taxes, fees and reasonable attorneys’ fees, and all such costs shall be added to the Obligations.  Agent may apply the proceeds actually received from any such license, assignment, sale or other disposition in accordance with paragraph (d) of this Section 2; and each Borrower shall remain liable and will pay Agent on demand any deficiency remaining, together with interest thereon at a rate equal to the rate then payable on the Obligations and the balance of any expenses unpaid.  Nothing herein contained shall be construed as requiring Agent to take any such action at any time; and

(d)                                 Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Intellectual Property Collateral pursuant hereto, shall be applied to the Obligations until the Obligations shall have been paid in full in cash.  The application of proceeds hereunder to the Obligations shall be made pro-rata to the holders of such Obligations based on the aggregate outstanding principal amount of such Obligations held by such holders or as otherwise provided in the Loan Agreement.

3.                                       The following documents will be concurrently executed and delivered to Agent as conditions precedent to the execution and delivery of this Agreement:  three original Powers of Attorney,  in the form of Exhibit A, Exhibit B, and Exhibit C hereto, respectively, executed by Borrowers, for the implementation of any assignment, sale or other disposition of the Trademarks, Patents or Copyrights, respectively, pursuant to paragraphs 2(a) and (b) hereof.

4.                                       No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged.  The execution and delivery of this Agreement has been properly authorized by the board of directors of each Borrower and by any necessary vote or consent of stockholders thereof.  This Agreement shall be binding upon the successors, permitted assigns or other legal representatives of each Borrower, and shall, together with the rights and remedies of the Lender Group hereunder inure to the benefit of the Lender Group, its successors, permitted assigns or other legal representatives.  This Agreement, the Obligations and the Intellectual Property Collateral shall be governed in all respects by the laws of the United States and the laws of the State of California.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.  The obligations of Borrowers hereunder are joint and several.

5.                                       This Agreement shall continue to be effective and shall be reinstated in the event that at any time after the Obligations have been paid in full, any payment of the Obligations is rescinded or must otherwise be restored or returned by the Lender Group.

6.                                       Upon payment and performance in full in cash by Borrowers of all of the Obligations (other than indemnification obligations for which no claim has been made) and upon the termination of the Loan Agreement, this Agreement shall terminate and Agent shall execute, file and record in each office in which any financing statement or assignment relative to the Intellectual Property Collateral, or any part thereof, shall have been filed, a termination statement, assignment or other appropriate instrument releasing its interest therein, all without recourse to or warranty by the Lender Group and at the sole cost and expense of the Borrowers.

7.                                       This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

8.                                       This Agreement is hereby deemed to be the Intellectual Property Security Agreement referenced in the Loan Agreement and constitutes a Loan Document.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered on the day and year first above written.

SILICON GRAPHICS, INC.,
a Delaware corporation

By:	/s/ Jean Furter
Its:	Vice President, Treasurer

SILICON GRAPHICS FEDERAL, INC.,
a Delaware corporation

By:	/s/ Jeffrey Zellmer
Its:	Vice President

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent

By:	/s/ Thomas P. Shughrue
Its:	Vice President

Schedule A

Trademarks

Schedule B

Patents

Schedule C

Copyrights

Schedule D

Exhibit A

POWER OF ATTORNEY

Trademark Assets

Pursuant to the terms of that certain Loan and Security Agreement, dated as of April 10, 2001, as amended and restated by that certain Amended and Restated Loan and Security Agreement, dated as of September 24, 2002 (as amended from time to time, the “Loan Agreement”), and that certain Amended and Restated Intellectual Property Security Agreement, of even date herewith, as each may be amended, restated, modified or supplemented and in effect from time to time, each of Silicon Graphics, Inc., a Delaware corporation (“Parent”) and Silicon Graphics Federal, Inc., a Delaware corporation (“Sub” and together with Parent, the “Obligors”), hereby grants to Wells Fargo Foothill, Inc., a California corporation (formerly known as Foothill Capital Corporation) (together with its successors and assigns, “Agent”), a power of attorney, effective only upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement):

(i)            to offer to sell, to sell, to assign, to license, or to otherwise transfer (collectively, “transfer”) any or all of either Obligor’s right, title and interest around the world in and to the trademarks listed on Schedule A attached hereto, including the registrations and applications to register such trademarks and all goodwill associated with such trademarks (other than any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law);

(ii)           to execute all documents on its behalf and do all acts necessary or desirable to effect the above stated transfers of right, as if Agent were the applicable Obligor at all appropriate times; and

(iii)          to receive and retain consideration, including money, in connection with and in payment for any such transfer.

All transfers and such acts as described above are hereby ratified and confirmed by each Obligor.

This Power of Attorney is coupled with an interest and is irrevocable except with the consent of Agent.

Dated as of  March 22, 2005.

SILICON GRAPHICS, INC., a Delaware corporation

By:	/s/ Jean Furter
Name:	Jean Furter
Title:	Vice President, Treasurer

SUBSCRIBED AND SWORN TO
before me this 22nd day of March, 2005.

Notary Public [Seal]

/s/ Jeannette M. Schreckenghaust

SILICON GRAPHICS FEDERAL, INC., a Delaware corporation

	By:	/s/ Jeffrey Zellmer
	Name:	Jeffrey Zellmer
	Title:	Vice President

SUBSCRIBED AND SWORN TO
before me this 22nd day of March, 2005.

Notary Public [Seal]

/s/ Jeannette M. Schreckenghaust

Exhibit B

POWER OF ATTORNEY

Patent Assets

Pursuant to the terms of that certain Loan and Security Agreement, dated as of April 10, 2001, as amended and restated by that certain Amended and Restated Loan and Security Agreement, dated as of September 24, 2002 (as amended from time to time, the “Loan Agreement”), and that certain Amended and Restated Intellectual Property Security Agreement, of even date herewith, as each may be amended, restated, modified or supplemented and in effect from time to time, each of Silicon Graphics, Inc., a Delaware corporation (“Parent”) and Silicon Graphics Federal, Inc., a Delaware corporation (“Sub” and together with Parent, the “Obligors”), hereby grants to Wells Fargo Foothill, Inc., a California corporation (formerly known as Foothill Capital Corporation) (together with its successors and assigns, “Agent”), a power of attorney, effective only upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement):

(i)            to offer to sell, to sell, to assign, to license, or to otherwise transfer (collectively, “transfer”) any or all of either Obligor’s right, title and interest around the world in and to the patents listed on Schedule A attached hereto, including the registrations and applications to register such patents;

(ii)           to execute all documents on its behalf and do all acts necessary or desirable to effect the above stated transfers of right, as if Agent were the applicable Obligor at all appropriate times; and

(iii)          to receive and retain consideration, including money, in connection with and in payment for any such transfer.

All transfers and such acts as described above are hereby ratified and confirmed by each Obligor.

This Power of Attorney is coupled with an interest and is irrevocable except with the consent of Agent.

Dated as of March 22, 2005.

SILICON GRAPHICS, INC., a Delaware corporation

	By:	/s/ Jean Furter
	Name:	Jean Furter
	Title:	Vice President, Treasurer

SUBSCRIBED AND SWORN TO
before me this 22nd day of March, 2005.

Notary Public [Seal]

/s/ Jeannette M. Schreckenghaust

SILICON GRAPHICS FEDERAL, INC., a Delaware corporation

	By:	/s/ Jeffrey Zellmer
	Name:	Jeffrey Zellmer
	Title:	Vice President

SUBSCRIBED AND SWORN TO before me this 22nd day of March, 2005.

Notary Public [Seal]

/s/ Jeannette M. Schreckenghaust

Exhibit C

POWER OF ATTORNEY

Copyright Assets

Pursuant to the terms of that certain Loan and Security Agreement, dated as of April 10, 2001, as amended and restated by that certain Amended and Restated Loan and Security Agreement, dated as of September 24, 2002 (as amended from time to time, the “Loan Agreement”), and that certain Amended and Restated Intellectual Property Security Agreement, of even date herewith, as each may be amended, restated, modified or supplemented and in effect from time to time, each of Silicon Graphics, Inc., a Delaware corporation (“Parent”) and Silicon Graphics Federal, Inc., a Delaware corporation (“Sub” and together with Parent, the “Obligors”), hereby grants to Wells Fargo Foothill, Inc., a California corporation (formerly known as Foothill Capital Corporation) (together with its successors and assigns, “Agent”), a power of attorney, effective only upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement):

(i)            to offer to sell, to sell, to assign, to license, or to otherwise transfer (collectively, “transfer”) any or all of either Obligor’s right, title and interest around the world in and to the copyrights listed on Schedule A attached hereto, including the registrations and applications to register such copyrights;

(ii)           to execute all documents on its behalf and do all acts necessary or desirable to effect the above stated transfers of right, as if Foothill were the Borrower at all appropriate times; and

(iii)          to receive and retain consideration, including money, in connection with and in payment for any such transfer.

All transfers and such acts as described above are hereby ratified and confirmed by each Obligor.

This Power of Attorney is coupled with an interest and is irrevocable except with the consent of Agent.

Dated as of March 22, 2005.

SILICON GRAPHICS, INC., a Delaware corporation

	By:	/s/ Jean Furter
	Name:	Jean Furter
	Title:	Vice President, Treasurer

SUBSCRIBED AND SWORN TO before me this 22nd day of March, 2005.

Notary Public [Seal]

/s/ Jeannette M. Schreckenghaust

SILICON GRAPHICS FEDERAL, INC., a Delaware corporation

	By:	/s/ Jeffrey Zellmer
	Name:	Jeffrey Zellmer
	Title:	Vice President

SUBSCRIBED AND SWORN TO before me this 22nd day of March, 2005.

Notary Public [Seal]

/s/ Jeannette M. Schreckenghaust